THE GABELLI BLUE CHIP VALUE FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                                       [PHOTO OMITTED OF BARBARA G. MARCIN, CFA]

                                                          Barbara G. Marcin, CFA

TO OUR SHAREHOLDERS,

      The market indices all posted gains in the second quarter, rebounding off the lows of this year which were set in April. This was notable particularly for the Nasdaq Index, which had not posted a positive quarterly return since the first quarter of last year. The last time the three major indices, including the Dow Jones Industrial Average and the Standard & Poor's ("S&P") 500 Index, all posted a gain was in the fourth quarter of 1999. Nevertheless, by June once again profit concerns dominated the market, as fresh announcements of layoffs and profit warnings from companies like Dell Computer, Cisco Systems, Nortel Networks and Lucent caused investors to worry about the length of the massive slowdown in the technology and telecommunications sectors. In addition, near term earnings weakness came out almost uniformly from economically sensitive chemical and manufacturing companies. On the positive side, so far this remains a corporate spending recession, with the U.S. consumer holding up surprisingly well and continuing to spend strongly on housing and autos. At the moment, the layoffs are concentrated mostly in the technology sector, and with the broad U.S. economy and employment levels appearing to stabilize, consensus is building that the lower interest rates and the tax rebates will help to insulate the consumer from joining into the spending recession.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Blue Chip Value Fund (the "Fund") declined 0.16%, compared with gains of 5.85% and 4.15% for the S&P 500 Index and the Lipper Large Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the trailing twelve-month period, the Fund was up 7.64%, versus a decline of 14.82% for the S&P 500 and a gain of 3.81% in the Lipper Large Cap Value Fund average. Since inception on August 26, 1999 through June 30, 2001, the Fund had a cumulative total return of 32.34%, which equates to an average annual return of 16.36%.

      Good performance for the quarter came from positions in Cendant, Lehman Brothers, Cisco, Providian and Nextel. Philip Morris also had a positive return, boosted by its public offering of part of its Kraft Foods division. Philip Morris sold 16% of this subsidiary, and raised $8.7 billion, which was the second

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                                 Quarter
                            --------------------------------------------
                               1st       2nd        3rd        4th     Year
                             ------     ------     -----      ------   ----
  2001:   Net Asset Value .  $12.33     $12.31        --          --     --
          Total Return ....    1.3%      (0.2)%       --          --     --
--------------------------------------------------------------------------------
  2000:   Net Asset Value .  $12.40     $12.16    $13.23      $12.17  $12.17
          Total Return ....    6.4%      (1.9)%     8.8%       (2.2)%  11.1%
--------------------------------------------------------------------------------
  1999:   Net Asset Value .      --         --    $ 9.54      $11.65  $11.65
          Total Return ....      --         --     (2.9)%(b)   23.5%   17.8%(b)
--------------------------------------------------------------------------------

 ------------------------------------------
  AVERAGE ANNUAL RETURNS - JUNE 30, 2001 (a)
  ------------------------------------------
1 Year ...........................     7.64%
Life of Fund (b) .................    16.36%
 ------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                 Rate Per Share              Reinvestment Price
-----------------                 --------------              ------------------
December 27, 2000                     $0.770                        $12.16
December 27, 1999                     $0.125                        $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------
largest Initial Public Offering ("IPO") offering in United States history, after the AT&T Wireless offering last year. The energy sector was uniformly weak, as oil and natural gas prices came down off their highs. In our Fund, these included the Williams Company, EOG, Burlington Resources and Baker Hughes. We believe these represent good value.

COMMENTARY

      While a return to improving corporate sales and earnings is not yet in evidence, we are encouraged by some of the rationalization of excess capacity, with massive inventory write-offs in the second quarter. In addition, with the capital markets no longer willing to fund and support the weaker telecommunications companies with mediocre business plans, these companies are going out of business and it looks likely the whole sector will consolidate and downsize further. Counterintuitively, the massive inventory write-offs from companies like Cisco and Nortel are positive for the technology and telecommunications industries going forward, as are the recent woes of weak telecommunications and internet businesses such as Winstar, Exodus, and even Webvan. The excess capacity and equipment that was built under the boom scenario of a year ago is now getting rationalized out. This has been, and continues to be, a wrenching period for the economy and particularly for the companies and investors in these two industries. However, it has been necessary if we are to wind up ultimately with stronger companies that can compete well, maintain market share and spend in order to continue the wave of consolidation, invention and new services in technology and telecommunications that still has some years to go. At the same time, it gives one renewed respect for the self-regulating nature of the U.S. capital markets, and reminds us why it is the model for the world. Ultimately we believe that solid companies in these sectors such as Nextel, Compaq and AT&T Wireless will emerge with broader opportunities after this spending cycle trough is over.

      It is hard not to be optimistic about the economy six months to a year from now because the Federal Reserve Board has shown that it is willing to lower interest rates aggressively, and because there will be a tax cut which will help consumer spending. However, with companies, particularly in technology and telecommunications, continuing to say there is no visibility in their business, it is very difficult to make assumptions about when earnings growth will resume. Looking forward, assuming that there is evidence that the economy and companies' profits have turned up by the first or second quarter of next year, then the stock market, which usually anticipates the recovery by six to nine months, should start to incorporate that within the next few months. There is some evidence for that now, as there is no longer a significant reaction in a company's stock price when it issues yet another earnings warnings. For example, Compaq, which makes computers and servers and storage products, pre-announced that the second quarter sales and earnings would be a little lower than guidance, and yet the stock went up, although marginally, on that news.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENDANT CORPORATION'S (CD - $19.50 - NYSE) good value and growth opportunities were highlighted this quarter. The company posted good earnings and cash flow, and also announced the acquisition of Galileo, a travel reservations system. It is likely that this acquisition will contribute to earnings next year, and we still are looking for better performance from Cendant as investors are now finally focusing on their business and giving the company credit for having put its problems behind it.

COMPAQ COMPUTER CORP. (CPQ - $15.49 - NYSE) is not only in an out of favor sector, personal and business computer hardware, but the company is also not getting credit for the progress it has made in its business over the past two years. Most recently, Compaq has shown that it is no longer just a personal computer company, having shown that half of its revenues now come from higher margin hardware, servers and storage products that are sold to businesses. In addition, the company has shown good progress in reducing inventory in its efforts to move more towards the Dell model of inventory and channel management. The company has potential upside value both from a recovery in computer sales and from its own improving reputation. This will come from the recognition of the strength of its products, the success it has made in putting the poor Digital Equipment acquisition behind it, and the success it has made in competing with Dell in the past year or so.

LUCENT TECHNOLOGIES INC. (LU - $6.20 - NYSE) is the cheapest company in the out of favor telecommunications sector. The negatives are well known, including: having in effect overstated sales under the previous CEO by maintaining too aggressive sales goals; engaging in risky vendor financing; the need to find a permanent CEO; and being in a tight cash position. The reason we believe that Lucent will make it through the next 12 months just fine is that while it has lost the credibility of its investors, it has retained the credibility of its customers and continues to win a large share of business from the established telecommunication carriers. In addition, the company has shown some improvement in its operating cash flow. If Lucent maintains its relationships with its customers and continues to improve its operating cash flow, then the company can achieve a materially higher valuation.

      We purchased two new positions in the second quarter,  HONEYWELL INC. (HON
- $34.99 - NYSE) and CABLEVISION SYSTEMS CORP. (CVC - $58.50 - NYSE). Honeywell is a company that we owned last year until General Electric offered to purchase it in the third quarter. Now that the European Commission has denied the General Electric deal, the company is again selling at a good valuation. The weakness in the industrial and manufacturing sectors is factored into its price. We believe that the new (returning) chief executive, Larry Bossidy, is committed to realizing the shareholder value that he thought was achievable from this company when, as CEO of Allied Signal, he purchased Honeywell in December of 1999 to form the current Honeywell International Inc. He has already taken steps to reorganize the company.

      Cablevision is the nation's sixth largest cable TV operator, with subscribers in the metro New York area, and a majority interest in Madison Square Garden, which operates the New York Knicks and New York Rangers. We believe that Cablevision is undervalued on the basis of solid and improving cash flow which is driven by its subscriber base and new services. Most recently, bids have been made by competitors of Cablevision for the cable operations of AT&T, and we believe further consolidation is likely in this industry.

LOOKING AHEAD

      The objective of the Fund is to get performance by buying companies when they are out of favor because they are in a sector or business that has an adverse operating environment, or because of a specific company misstep which we believe is a short-term or intermediate situation. All of the companies in the Fund are out of favor on one measure or another for one or more reasons at time of purchase; as we have stated in the past it is easy to find inexpensive, or out of favor companies by looking backwards to when they were in favor. The hard part is making sure we are looking ahead to invest in those which we believe have the best opportunity to perform for us over the next year or so. We believe there is terrific value in the holdings in the Fund now, particularly if the economy, and the beleaguered telecommunications and technology sectors stabilize over the next few quarters.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO           WHEN
                              ---           ----
      Special Chats:          Mario Gabelli First Monday of each month
                              Howard Ward   First Tuesday of each month

     In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         AUGUST              SEPTEMBER             OCTOBER
                         ------              ---------             -------
      1st Wednesday      Caesar Bryan        Walter Walsh         Ivan Arteaga
      2nd Wednesday      Ivan Arteaga        Caesar Bryan         Tim O'Brien
      3rd Wednesday      Linda Caulkin       Hart Woodson         Susan Byrne
      4th Wednesday      Tim O'Brien         Barbara Marcin       Caesar Bryan
      5th Wednesday      Barbara Marcin                           Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                              Sincerely,

                                              /S/ SIGNATURE OF BARBARA G. MARCIN

                                              Barbara G. Marcin, CFA
                                              Portfolio Manager
July 23, 2001


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 JUNE 30, 2001
                                ----------------
Cendant Corp.                                      Williams Companies Inc. (The)
Compaq Computer Corp.                              Sprint FON Group
American Home Products Corp.                       Providian Financial Corp.
Lucent Technologies Inc.                           Honeywell Inc.
Philip Morris Companies Inc.                       UnumProvident Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                 COST        VALUE
     ------                                                 ----        -----

              COMMON STOCKS -- 99.7%
              AEROSPACE -- 1.7%
     24,300   Raytheon Co.+ ........................     $  724,805   $ 645,165
     12,900   Rockwell International Corp. .........        576,583     491,748
                                                         ----------   ---------
                                                          1,301,388   1,136,913
                                                         ----------   ---------
              BUSINESS SERVICES -- 5.8%
    195,000   Cendant Corp.+ .......................      2,579,312   3,802,500
                                                         ----------   ---------
              CABLE -- 2.1%
     24,000   Cablevision Systems Corp.,
               Cl. A+ ..............................      1,392,486   1,404,000
                                                         ----------   ---------
              COMMUNICATIONS EQUIPMENT -- 16.8%
    123,300   Agere Systems Inc., Cl. A+ ...........        787,602     924,750
     74,000   Cisco Systems Inc.+ ..................      1,263,802   1,346,800
     62,900   Corning Inc. .........................      1,640,350   1,051,059
    515,300   Lucent Technologies Inc. .............      5,471,376   3,194,860
    118,800   Motorola Inc. ........................      1,965,107   1,967,328
     70,000   Nortel Networks Corp. ................      1,206,611     636,300
     16,300   Qualcomm Inc.+ .......................        882,502     953,224
     50,800   Tellabs Inc. .........................      2,213,019     984,504
                                                         ----------   ---------
                                                         15,430,369  11,058,825
                                                         ----------   ---------
              COMPUTER HARDWARE -- 5.3%
    223,900   Compaq Computer Corp. ................      4,447,606   3,468,211
                                                         ----------   ---------
              COMPUTER SOFTWARE AND SERVICES -- 1.0%
     23,000   EMC Corp.+ ...........................        678,850     668,150
                                                         ----------   ---------
              CONSUMER PRODUCTS -- 6.9%
     88,400   Mattel Inc. ..........................      1,364,722   1,672,528
     56,300   Philip Morris Companies Inc. .........      2,397,403   2,857,225
                                                         ----------   ---------
                                                          3,762,125   4,529,753
                                                         ----------   ---------
              DIVERSIFIED INDUSTRIAL -- 3.5%
     65,000   Honeywell Inc. .......................      2,558,751   2,274,350
                                                         ----------   ---------
              ELECTRONICS -- 2.3%
     34,200   Analog Devices Inc.+ .................      1,582,716   1,479,150
                                                         ----------   ---------
              ENERGY AND UTILITIES -- 12.8%
     60,600   Baker Hughes Inc. ....................      2,287,209   2,030,100
     23,000   Burlington Resources Inc. ............        969,860     918,850
     50,700   Conoco Inc., Cl. B ...................      1,511,371   1,465,230
     19,600   EOG Resources Inc. ...................        735,593     696,780
     10,100   Kinder Morgan Inc. ...................        401,769     507,525
     84,300   Williams Companies Inc. (The) ........      3,159,902   2,777,685
                                                         ----------   ---------
                                                          9,065,704   8,396,170
                                                         ----------   ---------
              ENTERTAINMENT -- 1.8%
     42,000   Disney (Walt) Co. ....................      1,277,782   1,213,380
                                                         ----------   ---------
              FINANCIAL SERVICES -- 6.8%
     17,600   Lehman Brothers Holdings Inc. ........      1,199,187   1,368,400
     42,300   Providian Financial Corp. ............      1,991,594   2,504,160
     40,000   Schwab (Charles) Corp. ...............        621,600     612,000
                                                         ----------   ---------
                                                          3,812,381   4,484,560
                                                         ----------   ---------

                                                                        MARKET
     SHARES                                                 COST        VALUE
     ------                                                 ----        -----

              FINANCIAL SERVICES: INSURANCE -- 3.2%
     65,200   UnumProvident Corp. ..................     $1,631,130 $ 2,094,224
                                                         ---------- -----------
              HEALTH CARE -- 6.9%
     54,700   American Home Products Corp. .........      3,058,596   3,196,668
     36,400   Schering-Plough Corp. ................      1,472,424   1,319,136
                                                         ---------- -----------
                                                          4,531,020   4,515,804
                                                         ---------- -----------
              PAPER AND FOREST PRODUCTS -- 2.0%
     35,900   International Paper Co. ..............      1,337,589   1,281,630
                                                         ---------- -----------
              SATELLITE -- 1.7%
     27,600   General Motors Corp., Cl. H+ .........        693,945     558,900
    200,000   Loral Space &
               Communications Ltd.+ ................        487,886     560,000
                                                         ---------- -----------
                                                          1,181,831   1,118,900
                                                         ---------- -----------
              TELECOMMUNICATIONS -- 13.8%
      8,500   ALLTEL Corp. .........................        456,586     520,710
     40,300   BellSouth Corp. ......................      1,681,368   1,622,881
     35,733   Qwest Communications
               International Inc.+ .................      1,230,706   1,138,811
      9,200   SBC Communications Inc. ..............        411,792     368,552
    121,500   Sprint FON Group .....................      3,053,894   2,595,240
     28,000   Verizon Communications ...............      1,452,796   1,498,000
     95,400   WorldCom Inc. -
               WorldCom Group+ .....................      1,562,947   1,354,680
                                                         ---------- -----------
                                                          9,850,089   9,098,874
                                                         ---------- -----------
              TRANSPORTATION -- 1.5%
     51,200   Ryder System Inc. ....................        968,436   1,003,520
                                                         ---------- -----------
              WIRELESS COMMUNICATIONS -- 3.8%
     77,700   AT&T Wireless Group+ .................      1,537,165   1,270,395
     70,000   Nextel Communications Inc.,
               Cl. A+ ..............................        955,584   1,225,000
                                                         ---------- -----------
                                                          2,492,749   2,495,395
                                                         ---------- -----------
              TOTAL COMMON STOCKS                        69,882,314  65,524,309
                                                         ---------- -----------
              TOTAL
               INVESTMENTS -- 99.7%                     $69,882,314 $65,524,309
                                                        ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.3% ..........................     174,159
                                                                    -----------
              NET ASSETS -- 100.0% ................................ $65,698,468
                                                                    ===========
------------------------
              For Federal tax purposes:
              Aggregate cost ...................................... $69,882,314
                                                                    -----------
              Gross unrealized appreciation .......................  $4,170,064
              Gross unrealized depreciation .......................  (8,528,069)
                                                                    -----------
              Net unrealized depreciation ......................... $(4,358,005)
                                                                    -----------
------------------------
+ Non-income producing security.

                 See accompanying notes to financial statements.

                        The Gabelli Blue Chip Value Fund

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $69,882,314) ...................      $65,524,309
  Dividends receivable .......................................           63,431
  Receivable for Fund shares sold ............................          232,244
  Other assets ...............................................            1,883
                                                                    -----------
  TOTAL ASSETS ...............................................       65,821,867
                                                                    -----------
LIABILITIES:
  Payable for Fund shares redeemed ...........................           19,727
  Payable for investment advisory fees .......................           58,424
  Payable for distribution fees ..............................           14,606
  Other accrued expenses .....................................           30,642
  TOTAL LIABILITIES ..........................................          123,399
                                                                    -----------
  NET ASSETS applicable to 5,336,766
    shares outstanding .......................................      $65,698,468
                                                                    ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ................................      $     5,337
  Additional paid-in capital .................................       70,286,698
  Accumulated net investment loss ............................          (48,241)
  Accumulated net realized loss on investments ...............         (187,321)
  Net unrealized depreciation on investments .................       (4,358,005)
                                                                    -----------
  TOTAL NET ASSETS ...........................................      $65,698,468
                                                                    ===========
  NET ASSET VALUE, offering and redemption
    price per share ($65,698,468 / 5,336,766
    shares outstanding; unlimited number of
           shares authorized of $0.001 par value) ............           $12.31
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $197) ...................     $    329,065
  Interest ...................................................          108,393
                                                                   -------------
  TOTAL INVESTMENT INCOME ....................................          437,458
                                                                   -------------
EXPENSES:
  Investment advisory fees ...................................          302,131
  Distribution fees ..........................................           75,533
  Payment of deferred expenses ...............................           34,909
  Shareholders services fees .................................           21,266
  Shareholder communications expenses ........................           14,273
  Trustees' fees .............................................           11,911
  Legal and audit fees .......................................           10,634
  Registration fees ..........................................            9,407
  Custodian fees .............................................            5,012
  Miscellaneous expenses .....................................              623
                                                                   -------------
  TOTAL EXPENSES .............................................          485,699
                                                                   -------------
  NET INVESTMENT LOSS ........................................          (48,241)
                                                                   -------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments ...........................         (158,786)
  Net change in unrealized appreciation/
    depreciation on investments ..............................       (4,889,002)
                                                                   -------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ...........................................       (5,047,788)
                                                                   -------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................      $(5,096,029)
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                               SIX MONTHS ENDED
                                                                                                JUNE 30, 2001         YEAR ENDED
                                                                                                 (UNAUDITED)       DECEMBER 31, 2000
                                                                                               ----------------    -----------------
OPERATIONS:
  Net investment loss ......................................................................     $   (48,241)        $   (39,935)
  Net realized gain (loss) on investments ..................................................        (158,786)          1,466,696
  Net change in unrealized appreciation/depreciation on investments ........................      (4,889,002)           (489,260)
                                                                                                 -----------         -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................      (5,096,029)            937,501
                                                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments .........................................................              --          (1,437,786)
                                                                                                 -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................              --          (1,437,786)
                                                                                                 -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...............................      45,102,807          18,964,098
                                                                                                 -----------         -----------
  NET INCREASE IN NET ASSETS ...............................................................      40,006,778          18,463,813
                                                                                                 -----------         -----------
NET ASSETS:
  Beginning of period ......................................................................      25,691,690           7,227,877
                                                                                                 -----------         -----------
  End of period ............................................................................     $65,698,468         $25,691,690
                                                                                                 ===========         ===========

                See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 26, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Asset Management Inc. The Fund's primary objective is long-term growth of capital. The Fund commenced investment operations on August 26, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets. For the six months ended June 30, 2001, the Fund repaid the Adviser $34,909 and has no further repayment obligation.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $75,533, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2001, other than short-term securities, aggregated $68,877,934 and $16,464,229, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:


                                                                             SIX MONTHS ENDED                    YEAR ENDED
                                                                              JUNE 30, 2001                   DECEMBER 31, 2000
                                                                       ---------------------------       --------------------------
                                                                         SHARES          AMOUNT            SHARES         AMOUNT
                                                                       ----------     ------------       ----------    ------------
Shares sold .....................................................       6,925,254     $ 91,854,153        2,620,117    $ 33,123,194
Shares issued upon reinvestment of dividends ....................              --               --          115,966       1,410,150
Shares redeemed .................................................      (3,700,061)     (46,751,346)      (1,244,786)    (15,569,246)
                                                                       ----------     ------------       ----------    ------------
Net increase ....................................................       3,225,193     $ 45,102,807        1,491,297    $ 18,964,098
                                                                       ==========     ============       ==========    ============

THE GABELLI BLUE CHIP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2001             YEAR ENDED                PERIOD ENDED
                                                                  (UNAUDITED)          DECEMBER 31, 2000          DECEMBER 31, 1999+
                                                                  -----------          -----------------          ------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ....................       $ 12.17                  $ 11.65                     $ 10.00
                                                                   -------                  -------                     -------
   Net investment loss .....................................         (0.01)                   (0.02)                      (0.01)
   Net realized and unrealized gain on investments .........          0.15                     1.31                        1.79
                                                                   -------                  -------                     -------
  Total from investment operations .........................          0.14                     1.29                        1.78
                                                                   -------                  -------                     -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments ........................            --                   (0.77)                       (0.11)
   In excess of net realized gain on investments ...........            --                       --                       (0.02)
                                                                   -------                  -------                     -------
   Total distributions .....................................            --                   (0.77)                       (0.13)
                                                                   -------                  -------                     -------
   Net asset value, end of period ..........................       $ 12.31                  $ 12.17                     $ 11.65
                                                                   =======                  =======                     =======
   Total return++ ..........................................          1.2%                    11.1%                       17.8%
                                                                   =======                  =======                     =======
ATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....................      $ 65,698                 $ 25,692                     $ 7,228
   Ratio of net investment loss to average net assets ......       (0.16)%(a)               (0.29)%                     (0.50)%(a)
   Ratio of operating expenses to average net assets
     net of reimbursement ..................................         1.61%(a)                 2.00%(a)                    2.00%(a)
   Ratio of operating expenses to average net assets
     before reimbursements (b) .............................         1.61%(a)                 2.25%(a)                    4.86%(a)
   Portfolio turnover rate .................................            41%                    107%                         71%

--------------------------------
 + From commencement of investment operations on August 26, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Annualized.
(b) During the periods ended December 31, 2000 and 1999, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown. Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $34,909 representing previous reimbursed expenses from the Adviser. During the six months ended June 30, 2001,had such payment not been made, the expense ratio would have been 1.48%.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. DISTRIBUTED
  BY GABELLI & COMPANY, INC. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
                                  SEND MONEY.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580


                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF TRUSTEES
Mario J. Gabelli, CFA                        Mary E. Hauck
CHAIRMAN AND CHIEF                           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                          Karl Otto Pohl
ATTORNEY-AT-LAW                              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                    DEUTSCHE BUNDESBANK

Vincent D. Enright                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                 MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                  LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                       Barbara G. Marcin, CFA
PRESIDENT AND CHIEF                         PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                             James E. McKee
VICE PRESIDENT AND TREASURER                SECRETARY

                                  DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP




--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB402Q201SR

                                             [PHOTO OMITTED OF MARIO J. GABELLI]
THE
GABELLI
BLUE CHIP VALUE
FUND

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001